                                                                   EXHIBIT 99.09

                                                                    THRIFT/LTSSP

                        Vanguard Fiduciary Trust Company
                                 P. O. Box 2900
                             Valley Forge, PA 19482

                   IMPORTANT THRIFT/LTSSP VOTING INSTRUCTIONS

    PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS APRIL 11, 2001

     We at Vanguard are pleased to be the Trustee for the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") and the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP").

     This package contains your confidential Voting Direction cards to instruct the Trustee of the Thrift Plan and the LTSSP how to vote shares of Phillips Petroleum Company common stock described on the enclosed card(s). The voting will take place at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m.

     Also enclosed is the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting of Stockholders on April 11, 2001. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

NOTE:  Only the voting card(s) that apply to you are enclosed.

                             YOUR VOTE IS IMPORTANT!

     The Thrift Plan and LTSSP participants who direct the Trustee how to vote shares held by these plans have an important voice in matters which affect Phillips Petroleum Company.

                        You can vote in one of two ways:

                  --------------------------------------------------------------
ELECTION          IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO
   1              RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR
                  BEFORE APRIL 6, 2001. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT
                  RETURN YOUR CARD(S) BY MAIL.
                  --------------------------------------------------------------

                  HAVE YOUR VOTING DIRECTION CARD IN HAND.
                  TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
                  o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.
                  o Enter your eleven-digit Control Number which is indicated on the bottom of the Voting Direction card.
                  --------------------------------------------------------------
                  Option 1: To vote as the Board of Directors recommends,
                  press 1. If you wish to vote separately for Proposal 1 and Proposal 2, press 0.
                  --------------------------------------------------------------

                  When you press 1, your vote will be confirmed and cast as
                  you directed. END OF CALL
                  --------------------------------------------------------------
                  Option 2: If you chose to vote separately for the Proposal 1 and Proposal 2 you will hear the following instructions:
                  You may make your selection at any time.
                  To vote FOR, press 1;
                  To vote AGAINST, press 9;
                  To ABSTAIN, press 0.

                  --------------------------------------------------------------
                  Your vote will be repeated and you will have an opportunity to confirm it.

                                       OR

ELECTION          MARK, SIGN AND DATE YOUR CARD(S) AND RETURN PROMPTLY IN THE
   2              ENCLOSED ENVELOPE. CARD(S) MUST BE RECEIVED BY APRIL 6, 2001.
                  IF YOU ARE OUTSIDE THE UNITED STATES, PUERTO RICO OR CANADA,
                  YOU MUST RETURN YOUR VOTING DIRECTION CARD BY MAIL TO VOTE.




                                                                        00-130

                                     THRIFT
                   THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
   Phillips Petroleum Company Special Meeting of Stockholders April 11, 2001

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company Notice of a Special Meeting on April 11, 2001.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by April 6, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before April 6, 2001, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before April 6, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by April 6, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                                     THRIFT
              THRIFT PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
    Phillips Petroleum Company Special Meeting of Stockholders April 11, 2001

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting on April 11, 2001.

     I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the Thrift Plan that I become a fiduciary of the Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Thrift Plan when giving directions for voting shares not representing my part of the Thrift Plan; that I have read and understand my duties as a fiduciary as they are described on page 27 of the Thrift Summary Plan Description/Prospectus dated July 1, 1999; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before April 6, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by April 6, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Thrift Plan be voted by the Trustee as follows:

Please mark your votes as indicated in this example                          [X]


--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 6, 2001.

Dated:  _______________________, 2001


______________________________________
              Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                                  PLEASE VOTE
                                                                               T

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

I direct that my pro rata portion of all shares of stock representing the interest of Thrift Plan participants who fail to give voting direction be voted by the Trustee as follows:

Please mark your votes as indicated in this example                       [ X ]


--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 6, 2001.

Dated:  _______________________, 2001


______________________________________
              Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                                  PLEASE VOTE
                                                                              TF

                                     LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
   Phillips Petroleum Company Special Meeting of Stockholders April 11, 2001

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting on April 11, 2001.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by April 6, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before April 6, 2001, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before April 6, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by April 6, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                      LTSSP
               LTSSP PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
   Phillips Petroleum Company Special Meeting of Stockholders April 11, 2001

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting on April 11, 2001.

     I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the LTSSP that I become a fiduciary of the LTSSP for voting such shares; that I must act in the best interests of all participants of the LTSSP when giving directions for voting shares not representing my part of the LTSSP; that I have read and understand my duties as a fiduciary as they are described on pages 17 and 18 of the LTSSP Summary Plan Description/Prospectus dated July 1, 1999; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before April 6, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by April 6, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side

I direct that shares representing my part of the LTSSP be voted by the Trustee as follows:

Please mark your votes as indicated in this example                          [X]


--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 6, 2001.

Dated:  _______________________, 2001


______________________________________
              Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                                  PLEASE VOTE
                                                                           L

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

I direct that my pro rata portion of (1) all unallocated shares of stock in the Employer Stock Fund and (2) all shares of stock representing the interest of LTSSP participants who fail to give voting direction be voted by the Trustee as follows:

Please mark your votes as indicated in this example                       [ X ]


--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 6, 2001.

Dated:  _______________________, 2001


______________________________________
              Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                                  PLEASE VOTE
                                                                           LF

                                     THRIFT
                   THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
   Phillips Petroleum Company Special Meeting of Stockholders April 11, 2001

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by April 6, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before April 6, 2001, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before April 6, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or
                                       --

2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by April 6, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side

 ................................................................................
                              FOLD AND DETACH HERE


                                      LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
   Phillips Petroleum Company Special Meeting of Stockholders April 11, 2001

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by April 6, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before April 6, 2001, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before April 6, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or
                                       --

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by April 6, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Thrift Plan be voted by the Trustee as follows:

Please mark your votes as indicated in this example [X]

--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.

                        FOR       AGAINST      ABSTAIN
                        [_]         [_]          [_]
--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.

                        FOR       AGAINST      ABSTAIN
                        [_]         [_]          [_]
--------------------------------------------------------------------------------

              Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 6, 2001.

              Dated:___________________________________________, 2001

               _______________________________________________________
                                     Signature

              Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                                  PLEASE VOTE

                              FOLD AND DETACH HERE                             T
 ................................................................................


I direct that shares representing my part of the LTSSP be voted by the Trustee as follows:

Please mark your votes as indicated in this example [X]
--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.

                        FOR       AGAINST      ABSTAIN
                        [_]         [_]          [_]
--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.

                        FOR       AGAINST      ABSTAIN
                        [_]         [_]          [_]
--------------------------------------------------------------------------------

              Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 6, 2001.

              Dated:___________________________________________, 2001

              _______________________________________________________
                                    Signature

              Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                   PLEASE VOTE

                                                                               L

                                      LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
    Phillips Petroleum Company Special Meeting of Stockholders April 11, 2001

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting on April 11, 2001.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by April 6, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before April 6, 2001, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before April 6, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by April 6, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.


             This Voting Direction is continued on the reverse side
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                                      LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
   Phillips Petroleum Company Special Meeting of Stockholders April 11, 2001

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting on April 11, 2001.

     I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the LTSSP that I become a fiduciary of the LTSSP for voting such shares; that I must act in the best interests of all participants of the LTSSP when giving directions for voting shares not representing my part of the LTSSP; that I have read and understand my duties as a fiduciary as they are described on pages 17 and 18 of the LTSSP Summary Plan Description/Prospectus dated July 1, 1999; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before April 6, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by April 6, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side

I direct that shares representing my part of the LTSSP to be voted by the Trustee as follows:

Please mark your votes as indicated in this example                          [X]


--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 6, 2001.

Dated:  _______________________, 2001


______________________________________
              Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                                  PLEASE VOTE
                                                                           L

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

I direct that my pro rata portion of (1) all unallocated shares of stock in the Employer Stock Fund and (2) all shares of stock representing the interest of LTSSP participants who fail to give voting direction be voted by the Trustee as follows:

Please mark your votes as indicated in this example                       [ X ]


--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 6, 2001.

Dated:  _______________________, 2001


______________________________________
              Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                                  PLEASE VOTE
                                                                           LF

                                      LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
    Phillips Petroleum Company Special Meeting of Stockholders April 11, 2001

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of Special Meeting on April 11, 2001.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by April 6, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before April 6, 2001, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

             This Voting Direction is continued on the reverse side


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

                             YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:

1. Call toll-free 1-800-840-1208 on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

                                   PLEASE VOTE

I direct that shares representing my part of the LTSSP be voted by the Trustee as follows:

Please mark your votes as indicated in this example                          [X]


--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contem-plated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.

                        FOR     AGAINST         ABSTAIN
                        [ ]       [ ]             [ ]

--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.

                        FOR     AGAINST         ABSTAIN
                        [ ]       [ ]             [ ]

--------------------------------------------------------------------------------


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 6, 2001.


Dated: _____________________________, 2001

__________________________________________
               Signature


Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                                                               L
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


                                                                               B
--------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE APRIL 6, 2001. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
--------------------------------------------------------------------------------

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.
o   Enter your eleven-digit Control Number which is indicated below.

--------------------------------------------------------------------------------
Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for Proposal 1 and Proposal 2, press 0.
--------------------------------------------------------------------------------

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

--------------------------------------------------------------------------------
Option 2: If you chose to vote separately for Proposal 1 and Proposal 2, you will hear the following instructions:

        You may make your selection at any time.
        To vote FOR, press 1;
        To vote AGAINST, press 9;
        To ABSTAIN, press 0.
--------------------------------------------------------------------------------

Your vote will be repeated and you will have an opportunity to confirm it.

                             THANK YOU FOR VOTING

                                     THRIFT
                   THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
    Phillips Petroleum Company Special Meeting of Stockholders April 11, 2001

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of Special Meeting on April 11, 2001.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by April 6, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before April 6, 2001, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.



             This Voting Direction is continued on the reverse side

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:

1. Call toll-free 1-800-840-1208 on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

                                   PLEASE VOTE

I direct that shares representing my part of the Thrift Plan be voted by the Trustee as follows:

Please mark your votes as indicated in this example                          [X]


--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contem-plated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.

                        FOR     AGAINST         ABSTAIN
                        [ ]       [ ]             [ ]

--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.

                        FOR     AGAINST         ABSTAIN
                        [ ]       [ ]             [ ]

--------------------------------------------------------------------------------

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 6, 2001.


Dated: _____________________________, 2001

__________________________________________
               Signature


Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                                                               T
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                                                               B
--------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE APRIL 6, 2001. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
--------------------------------------------------------------------------------

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.
o   Enter your eleven-digit Control Number which is indicated below.

--------------------------------------------------------------------------------
Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for Proposal 1 and Proposal 2, press 0.
--------------------------------------------------------------------------------

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

--------------------------------------------------------------------------------
Option 2: If you chose to vote separately for Proposal 1 and Proposal 2, you will hear the following instructions:

        You may make your selection at any time.
        To vote FOR, press 1;
        To vote AGAINST, press 9;
        To ABSTAIN, press 0.
--------------------------------------------------------------------------------

Your vote will be repeated and you will have an opportunity to confirm it.

                             THANK YOU FOR VOTING

                                     THRIFT
                   THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
   Phillips Petroleum Company Special Meeting of Stockholders April 11, 2001

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of Special Meeting on April 11, 2001.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by April 6, 2001, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before April 6, 2001, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before April 6, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by April 6, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             This Voting Direction is continued on the reverse side
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                     THRIFT
              THRIFT PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
   Phillips Petroleum Company Special Meeting of Stockholders April 11, 2001

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of Special Meeting on April 11, 2001.

     I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the Thrift Plan that I become a fiduciary of the Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Thrift Plan when giving directions for voting shares not representing my part of the Thrift Plan; that I have read and understand my duties as a fiduciary as they are described on page 27 of the Thrift Summary Plan Description/Prospectus dated July 1, 1999; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call toll-free 1-800-840-1208 on or before April 6, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by April 6, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.


             This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Thrift Plan to be voted by the Trustee as follows:

Please mark your votes as indicated in this example                          [X]


--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 6, 2001.

Dated:  _______________________, 2001


______________________________________
              Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                                  PLEASE VOTE
                                                                           T

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

I direct that my pro rata portion of all shares of stock representing the interest of Thrift Plan participants who fail to give voting direction be voted by the Trustee as follows:

Please mark your votes as indicated in this example                       [ X ]


--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.


                         FOR       AGAINST      ABSTAIN
                         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 6, 2001.

Dated:  _______________________, 2001


______________________________________
              Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                                  PLEASE VOTE
                                                                           TF

                      [Letterhead of Phillips Petroleum]



                                                                   March 7, 2001

To: Phillips Domestic Employees

On December 14, 1995, the Compensation and Benefits Arrangements Stock Trust ("CBT") was established for the Company to use in its sole discretion to meet its obligations with respect to various compensation and benefits arrangements. The CBT holds approximately 27.9 million shares of the Company's common stock. The Trustee for the CBT is Vanguard Fiduciary Trust Company ("Trustee").

Under the terms of the CBT, the Trustee is required to seek voting instructions for the CBT shares from domestic and certain foreign employees of the Company and subsidiaries who participate in Company stock-related benefit plans and arrangements.

Enclosed is the Voting Direction card. If you choose to exercise this opportunity to vote, your vote will be given equal weight to that of all employees who elect to vote, and those directions will govern the Trustee's vote of approximately 95 percent of the 27.9 million shares. The remaining CBT shares will be voted by foreign employees under similar arrangements.

These 27.9 million shares in the CBT represent approximately 10 percent of Phillips stock eligible to be voted at the Special Stockholders Meeting on April 11, 2001. These shares, combined with the approximately 12 percent stock ownership held by the Thrift Plan of Phillips Petroleum Company and the Long-Term Stock Savings Plan of Phillips Petroleum Company, give employees a strong voice in the direction of the Company.



                                                      Phillips Petroleum Company

Enclosure

                  CBT DOMESTIC CONFIDENTIAL VOTING DIRECTION
   Phillips Petroleum Company Special Meeting of Stockholders April 11, 2001

COMPLETE THE INFORMATION BELOW TO VOTE DOMESTIC SHARES AS A DIRECTING FIDUCIARY.

  The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Phillips Petroleum Company Compensation and Benefits Arrangements Stock Trust ("CBT") vote all shares of Phillips Petroleum Company common stock (described on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m. and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting.

  I understand that by electing to direct the Trustee's vote of domestic shares held in the CBT, that I become a directing fiduciary of the CBT for voting such shares; and that I may decline to accept the responsibility of a directing fiduciary as to such shares by NOT completing and returning this Voting Direction card or NOT voting by telephone. If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this card by April 10, 2001, if you do not fill in any boxes or if you return this card unsigned, and if you do not vote by telephone on or before April 10, 2001, the Trustee will conclusively presume that you have rejected your appointment as a directing fiduciary and any shares in the CBT that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

--------------------------------------------------------------------------------
  This package contains your confidential Voting Direction card to instruct the Trustee of the CBT how to vote shares of Phillips Petroleum Company common stock described on the back of the card.

  Also enclosed is the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

--------------------------------------------------------------------------------

            This Voting Direction is continued on the reverse side

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE



Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

                            YOUR VOTE IS IMPORTANT!
                       You can vote in one of two ways:

1. Call toll-free 1-800-840-1208 on or before April 10, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                      or

2. Mark, sign and date your Voting Direction and return it promptly in the enclosed envelope for receipt by April 10, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

                                  PLEASE VOTE

Employees who direct the CBT Trustee how to vote shares held by this trust have an important voice in matters which affect Phillips Petroleum Company

I direct that my allocated portion of domestic shares held in the CBT which includes shares representing the interests of employees who fail to give voting directions be voted by the Trustee as follows:
                                                          Please mark
                                                          your votes as   [X]
                                                          indicated in
                                                          this example


--------------------------------------------------------------------------------
Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.

                        FOR     AGAINST         ABSTAIN
                        [ ]       [ ]             [ ]

--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.

                        FOR     AGAINST         ABSTAIN
                        [ ]       [ ]             [ ]
--------------------------------------------------------------------------------


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 10, 2001.

Dated: ___________________________________________, 2001

______________________________________________________
                        Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

--------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE APRIL 10, 2001. IF YOU VOTE
BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
--------------------------------------------------------------------------------

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
 . On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.
 . Enter your eleven-digit Control Number which is indicated below.

--------------------------------------------------------------------------------
Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for Proposal 1 and Proposal 2, press 0.
--------------------------------------------------------------------------------

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

--------------------------------------------------------------------------------
Option 2: If you chose to vote separately for Proposal 1 and Proposal 2, you will hear the following instructions:

        You may make your selection at any time.
        To vote FOR, press 1;
        To vote AGAINST, press 9;
        To ABSTAIN, press 0.
--------------------------------------------------------------------------------

Your vote will be repeated and you will have an opportunity to confirm it.

                             THANK YOU FOR VOTING

                        RSP CONFIDENTIAL VOTING DIRECTION
           Phillips Petroleum Company Special Meeting of Stockholders
                                 April 11, 2001

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Retirement Savings of Phillips Petroleum Company ("RSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on April 11, 2001, at 10:00 a.m. and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of Special Meeting on April 11, 2001.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by April 6, 2001, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by telephone on or before April 6, 2001, any shares representing your part of the Retirement Savings Plan will be voted by the Trustee at the Trustee's discretion.

--------------------------------------------------------------------------------

     This package contains your confidential Voting Direction card to instruct the Trustee of the RSP how to vote shares of Phillips Petroleum Company Common stock described on the back of the card below representing your interest in the RSP.

     Also enclosed is the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

--------------------------------------------------------------------------------


             This Voting Direction is continued on the reverse side
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE




Phillips Petroleum Company has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

                             YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:

1. Call toll-free 1-800-840-1208 on or before April 6, 2001, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Mark, sign and date your Voting Direction and return it promptly in the enclosed envelope for receipt by April 6, 2001. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

                                   PLEASE VOTE

--------------------------------------------------------------------------------
I direct that shares representing my part of the RSP be voted by the Trustee as follows:

Please mark your votes as indicated in this example                        [X]


--------------------------------------------------------------------------------
Company recommends a vote FOR: Proposal 1 to approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.

                        FOR     AGAINST         ABSTAIN
                        [ ]       [ ]             [ ]

--------------------------------------------------------------------------------

Company recommends a vote FOR: Proposal 2 to amend Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.

                        FOR     AGAINST         ABSTAIN
                        [ ]       [ ]             [ ]

--------------------------------------------------------------------------------


Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by April 6, 2001.

Dated: ___________________________________________, 2001

______________________________________________________
                        Signature


Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

--------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE APRIL 6, 2001. IF YOU VOTE
BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
--------------------------------------------------------------------------------

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
 .   On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day --
    7 days a week.
 .   Enter your eleven-digit Control Number which is indicated below.

--------------------------------------------------------------------------------
Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for Proposal 1 and Proposal 2, press 0.
--------------------------------------------------------------------------------

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

--------------------------------------------------------------------------------
Option 2: If you chose to vote separately for Proposal 1 and Proposal 2, you will hear the following instructions:

        You may make your selection at any time.
        To vote FOR, press 1;
        To vote AGAINST, press 9;
        To ABSTAIN, press 0.
--------------------------------------------------------------------------------

Your vote will be repeated and you will have an opportunity to confirm it.

                             THANK YOU FOR VOTING

                      SPECIAL TELEPHONE VOTING INFORMATION

Your eleven-digit Control Number for telephone voting is located in the lower right hand corner of each Voting Direction card. If you choose to vote by telephone, you must make a separate phone call to vote each Control Number. There is no charge to you for these calls.

ENGLISH VERSION OF GERMAN LETTER
--------------------------------


                    Hill Samuel Offshore Trust Company Ltd



Date :  7 March 2001

To   :  Participants in the Phillips Petroleum Overseas
        Stock Savings Plan (Emden-Germany)


Dear Participant,

Enclosed is notice of a Special Meeting of the Phillips Petroleum Company Shareholders to be held on Wednesday 11th April 2001 and a joint proxy statement/prospectus to approve the issuance of shares of Phillips common stock under an Agreement and Plan of Merger under which Phillips will acquire Tosco Corporation, and to approve an amendment to Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of Phillips common stock.

The Trustee of the Stock Savings Plan is the registered holder of the shares and has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope, to reach the Trustee by no later than 2:00 p.m. on Friday 6th April 2001.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

As you will see the attached documentation is in English. Should you require any help in understanding the documentation, please do not hesitate to contact your Employee Relations Department.


Yours faithfully



HILL SAMUEL OFFSHORE TRUST COMPANY LIMITED

                          PHILLIPS PETROLEUM OVERSEAS
                       STOCK SAVINGS PLAN (EMDEN-GERMANY)

                            VOTING INSTRUCTION FORM
     Should you wish to vote, please complete and return this entire form.



              ---------------------------------------------------


I, the undersigned being a participant in the Plan, hereby instruct Hill Samuel Offshore Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at a Special Meeting of Stockholders to be held on Wednesday 11th April 2001 or at any adjournment thereof.

PLEASE INDICATE WITH AN [X] IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

PROPOSAL 1:   To approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.

                    FOR [ ]    AGAINST  [ ]    ABSTAIN  [ ]


PROPOSAL 2:   To amend Phillips Petroleum Company's Restated Certificate of
Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.


                    FOR [ ]    AGAINST  [ ]    ABSTAIN  [ ]



NAME (in block capitals please).............................................

SIGNATURE.......................................................................

DATE ...........................................

NOTES:  1.  Full details of the items are contained in the enclosed joint proxy statement/prospectus.
        2. To be effective this form of direction must be mailed using the enclosed pre-addressed envelope to reach the Trustee no later than 2 p.m. on Friday 6th April 2001.
        3. If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.
THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.

ENGLISH VERSION OF NORWEGIAN LETTER
-----------------------------------


                    Hill Samuel Offshore Trust Company Ltd



Date  :  7 March 2001

To    :  Participants in the Phillips Petroleum Company Overseas
         Stock Savings Plan (Norway)


Dear Participant,

Enclosed is notice of a Special Meeting of the Phillips Petroleum Company Shareholders to be held on Wednesday 11th April 2001 and a joint proxy statement/prospectus to approve the issuance of shares of Phillips common stock under an Agreement and Plan of Merger under which Phillips will acquire Tosco Corporation, and to approve an amendment to Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of Phillips common stock.

The Trustee of the Stock Savings Plan is the registered holder of the shares and has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope, to reach the Trustee by no later than 2:00 p.m. on Friday 6th April 2001.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

As you will see the attached documentation is in English. Should you require any help in understanding the documentation, please do not hesitate to contact your Employee Relations Department.


Yours faithfully



HILL SAMUEL OFFSHORE TRUST COMPANY LIMITED

                          PHILLIPS PETROLEUM OVERSEAS
                          STOCK SAVINGS PLAN (NORWAY)

                            VOTING INSTRUCTION FORM
     Should you wish to vote, please complete and return this entire form.



                 --------------------------------------------


I, the undersigned being a participant in the Plan, hereby instruct Hill Samuel Offshore Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at a Special Meeting of Stockholders to be held on Wednesday 11th April 2001 or at any adjournment thereof.

PLEASE INDICATE WITH AN [X] IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

PROPOSAL 1:   To approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.

                     FOR [ ]    AGAINST  [ ]    ABSTAIN  [ ]


PROPOSAL 2:   To amend Phillips Petroleum Company's Restated Certificate of
Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.


                     FOR [ ]    AGAINST  [ ]    ABSTAIN  [ ]



NAME (in block capitals please).................................................

SIGNATURE.................................................................

DATE...............................

NOTES:  1.  Full details of the items are contained in the enclosed joint proxy statement/prospectus.
        2. To be effective this form of direction must be mailed using the enclosed pre-addressed envelope to reach the Trustee no later than 2 p.m. on Friday 6th April 2001.
        3. If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.
THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.

Noble Lowndes Settlement Trustees Limited



Reference:  AT/NH

Date:       7 March 2001



To:  Participants in The Employee Share Allocation Scheme of
     Phillips Petroleum Company United Kingdom Limited



Dear Participant,

Enclosed is notice of a Special Meeting of Phillips Petroleum Company Shareholders to be held on Wednesday 11th April 2001 and a Joint Proxy Statement/Prospectus to approve the issuance of shares of Phillips common stock under an Agreement and Plan of Merger under which Phillips will acquire Tosco Corporation, and to approve an amendment to Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of Phillips common stock.

The Trustee of the Share Allocation Scheme is the registered holder of the shares and has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach the Trustee by not later than 2:00 p.m. on Friday 6th April 2001.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.


Yours faithfully



NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED


5 Bedford Park, Croydon, Surrey CR9 2ZT Tel 020-8260-2466

   THE EMPLOYEE SHARE ALLOCATION SCHEME OF PHILLIPS PETROLEUM
                        COMPANY UNITED KINGDOM LIMITED

                            VOTING INSTRUCTION FORM
     Should you wish to vote, please complete and return this entire form.


             ----------------------------------------------------


I, the undersigned being a participant in the Scheme, hereby instruct Noble Lowndes Settlement Trustees Limited (the Trustee of the Scheme) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at a Special Meeting of Stockholders to be held on Wednesday 11th April 2001 or at any adjournment thereof.

PLEASE INDICATE WITH AN [X] IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

PROPOSAL 1:   To approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.

                     FOR [ ]    AGAINST  [ ]    ABSTAIN  [ ]


PROPOSAL 2:   To amend Phillips Petroleum Company's Restated Certificate of
Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.


                     FOR [ ]    AGAINST  [ ]    ABSTAIN  [ ]


NAME (in block capitals please)................................................

SIGNATURE...............................................................

DATE..........................

NOTES:  1.  Full details of the items are contained in the enclosed joint proxy statement/prospectus.
        2. To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday 6th April 2001.
        3. If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.
THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.

                             Canada Trust Company




Date:    7 March 2001



To:  Participants in the Phillips Petroleum Resources, Ltd.
     Employee Savings Plan



Dear Participant,

Enclosed is notice of a Special Meeting of the Phillips Petroleum Company Shareholders to be held on Wednesday 11th April 2001 and a joint proxy statement/prospectus to approve the issuance of shares of Phillips common stock under an Agreement and Plan of Merger under which Phillips will acquire Tosco Corporation, and to approve an amendment to Phillips' Restated Certificate of Incorporation to increase the number of authorized shares of Phillips common stock.

Canada Trust Company, the Trustee of the Plan and the registered holder of the shares, has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach Canada Trust Company by not later than 2:00 p.m. on Friday 6th April 2001.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants.



Yours faithfully


CANADA TRUST COMPANY

                      PHILLIPS PETROLEUM RESOURCES, LTD.
                             EMPLOYEE SAVINGS PLAN


                            VOTING INSTRUCTION FORM
     Should you wish to vote, please complete and return this entire form.



            ------------------------------------------------------

I, the undersigned being a participant in the Plan, hereby instruct Canada Trust Company, the Trustee of the Plan, to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by it on my behalf at a Special Meeting of Stockholders to be held on Wednesday 11th April 2001 or at any adjournment thereof as follows:

PLEASE INDICATE WITH AN [X] IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

PROPOSAL 1:   To approve the issuance of shares of common stock, par value $1.25 per share, of Phillips pursuant to the Agreement and Plan of Merger, dated as of February 4, 2001, by and among Phillips, Ping Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Phillips, and Tosco Corporation, a Nevada corporation, and the merger contemplated thereby. Pursuant to the merger agreement, among other things, (a) Ping Acquisition Corp. will merge with and into Tosco and (b) each outstanding share of common stock, par value $0.75 per share, of Tosco will be converted into the right to receive 0.80 of a share of Phillips common stock, in each case, subject to the terms and conditions of the merger agreement.

                     FOR [ ]    AGAINST  [ ]    ABSTAIN  [ ]


PROPOSAL 2:   To amend Phillips Petroleum Company's Restated Certificate of
Incorporation to increase the number of authorized shares of common stock from 500 million shares to one billion shares. Approval of this proposal is not a condition to completion of the merger.


NAME (in block capitals please)................................................

SIGNATURE................................................................

DATE............................................

NOTES:  1.  Full details of the items are contained in the enclosed joint proxy statement/prospectus.
        2. To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday, 6th April 2001.
        3. If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants.


THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.